                             Washington, DC 20549

                                   FORM 8-K

                                CURRENT REPORT

    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 23, 1997
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                            Southwest Bancorp, Inc.
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            (Exact name of registrant as specified in its charter)

        Oklahoma                        0-23064                73-1136584
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(State or other jurisdiction         (Commission file        (IRS Employer
      of incorporation                    number)        Identification Number

608 South MaiN Street, Stillwater, Oklahoma   74074
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(Address of Principal Executive Offices)    (Zip Code)


Registrant's telephone number, including area code: (405) 372-2300

Item 5. Other Events.
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For information regarding this item, see the Press Release filed as Exhibit 99.1 hereto.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.
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(a)  Financial Statements. Not applicable.
(b)  Pro Forma Financial Information. Not applicable.
(c)  Exhibit 99.1 - Press Release dated September 23, 1997.

                                  Signatures

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    Southwest Bancorp, Inc.

                                    By: /s/ Kerby Crowell
                                        -----------------------------------
                                        Kerby Crowell, Executive Vice President
                                          & CFO

Dated: September 23, 1997